MASSMUTUAL SELECT FUNDS

Supplement dated March 18, 2010 to the

Prospectus dated April 1, 2009, revised as of May 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Effective March 10, 2010, NFJ Investment Group LLC (“NFJ”) replaced Cooke & Bieler, L.P. (“Cooke & Bieler”) as Co-Subadviser to the Mid-Cap Value Fund.

Effective March 10, 2010, the following information replaces the information found under Principal Investment Strategies and Risks on page 52 for the Mid-Cap Value Fund:

The Fund invests primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of mid-cap companies. The subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase are between $500 million and $10 billion or fall within the market capitalization range of companies included in the Russell Midcap® Value Index (as of January 31, 2010, between $256.78 million and $14.61 billion). The Fund typically invests most of its assets in equity securities of U.S. companies, but may gain exposure to non-U.S. issuers through the purchase of American Depositary Receipts (“ADRs”). The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”). The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash. The Fund may lend portfolio securities to broker-dealers.

The Fund is managed by two subadvisers, NFJ Investment Group LLC (“NFJ”) and Systematic Financial Management, L.P. (“Systematic”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. NFJ uses a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers classify the Fund selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers then use quantitative factors to screen the Fund’s initial selection. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings per share estimates) and fundamental changes. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select 35 to 50 stocks for the Fund. Systematic utilizes a fundamental, bottom-up investment strategy in selecting securities for the Fund, based on, among other things, its analysis of a company’s financial characteristics and its assessment of the quality of a company’s management. Generally, Systematic expects to hold between 60 and 80 companies in its portion of the portfolio.

NFJ considers selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other favorable qualitative metrics. Systematic generally may consider selling a stock for the Fund if, for example, in its judgment, the stock’s price has appreciated to a level that Systematic considers to be the stock’s fair value, its analysis leads Systematic to anticipate downward earnings revisions for a company, a company experiences an unexpected earnings announcement, or Systematic identifies other investment opportunities that it believes to be more attractive.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Value Company Risk, Over-the-Counter Risk, Leveraging Risk, Convertible Securities Risk and Preferred Stock Risk.

Effective March 10, 2010, with respect to the Mid-Cap Value Fund, the following information replaces the information for Cooke & Bieler in the section titled About the Investment Adviser and Sub-Advisers:

NFJ Investment Group LLC (“NFJ”), located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201, manages a portion of the portfolio of the Mid-Cap Value Fund. NFJ is a direct subsidiary of Allianz Global Investors Capital LLC (“AGI Capital”) and is organized as a Delaware limited liability company. AGI Capital is a subsidiary of Allianz Global Investors, the asset management arm of Allianz SE, one of the world’s largest financial services providers. AGI Capital provides oversight with respect to the investment management services provided by NFJ. AGI Capital also provides best-in-class services across non-investment related functions. As of December 31, 2009, NFJ managed over $30 billion in assets.

Thomas W. Oliver, CFA, CPA

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Oliver is a Senior Vice President and Portfolio Manager of NFJ. Prior to joining NFJ in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation which he joined in 1999. He began his career as an auditor with Deloitte & Touche in 1995. Mr. Oliver has over 14 years of experience in accounting, reporting, financial analysis and portfolio management.

Ben J. Fischer, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Fischer is a Managing Director of NFJ and is a founding partner of NFJ. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Previous to this, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. Mr. Oliver has over 44 years of experience in portfolio management, investment analysis and research.

Jeffrey S. Partenheimer, CFA, CPA

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Partenheimer is a Managing Director of NFJ. Prior to joining NFJ in 1999, he spent 10 years in commercial banking, eight of those years managing investment portfolios, and four years as a treasury director for DSC Communications in Plano, Texas. He began his career as a financial analyst with First City Bank of Dallas in 1985. Mr. Partenheimer has over 25 years of experience in financial analysis, portfolio management and large corporate finance.

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B3001M-09-13

MASSMUTUAL SELECT FUNDS

Supplement dated March 18, 2010 to the

Statement of Additional Information dated April 1, 2009, revised as of May 1, 2009

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

Effective March 10, 2010, NFJ Investment Group LLC (“NFJ”) became co-subadviser to the Mid-Cap Value Fund, replacing Cooke & Bieler, L.P. (“Cooke & Bieler”).

The following information replaces similar information for the Mid-Cap Value Fund found on page B-4 in the section titled General Information:

The subadvisers for the Mid-Cap Value Fund are NFJ Investment Group LLC (“NFJ”), located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201 and Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe E. Teaneck, New Jersey 07666.

The following information replaces similar information found in the first paragraph on page B-41 in the section titled Management of the Trust:

As investment adviser and subadvisers to the Funds, respectively, MassMutual and AllianceBernstein, Barrow Hanley, BlackRock, Brandywine Global, Davis, DMC, Eagle, EARNEST Partners, Essex, Federated Clover, Harris, Insight Capital, J.P. Morgan, Loomis Sayles, MFS, NFJ, NTI, Pyramis, Rainier, Sands Capital, Systematic, T. Rowe Price, The Boston Company, Turner, Victory, Waddell & Reed, Wellington Management, Western Asset and Western Asset Limited may be considered part of the management of the Trust.

The following information replaces similar information found on page B-80 in the section titled Sub-Advisers:

NFJ and Systematic both act as subadvisers for the Mid-Cap Value Fund. Systematic is a Delaware limited partnership with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. (AMG). AMG is the majority owner of the firm, with the remaining equity spread between six active senior members of Systematic. AMG is a passive financial partner. Systematic’s management employees retain autonomous control of the investment philosophy and process, as well as comprehensive management of the firm.

Systematic was founded in 1982, as a registered investment advisor with the SEC pursuant to the Investment Advisors Act of 1940, specializing in the management of value portfolios. In 1995, a majority stake in the firm was sold to AMG, a holding company and publicly traded company that invests in mid-sized asset management firms. The firm was subsequently re-registered with the SEC as Systematic Financial Management, L.P. (Systematic) on April 10, 1995. In 1996, AMG brought in the current senior members of the investment management team.

NFJ is a direct subsidiary of Allianz Global Investors Capital LLC (“AGI Capital”) and is organized as a Delaware limited liability company. AGI Capital is a subsidiary of Allianz Global Investors, the asset management arm of Allianz SE, one of the world’s largest financial services providers. AGI Capital provides oversight with respect to the investment management services provided by NFJ. AGI Capital also provides best-in-class services across non-investment related functions. Although NFJ is not employee-owned, as of January 2010, key employees participate in an equity ownership plan that provides compensation based on the profits of the firm and vests over time.

The following information replaces similar information found on page B-89 in the section titled Codes of Ethics:

The Trust, MassMutual, the Distributor, AllianceBernstein, Barrow Hanley, BlackRock, Brandywine Global, Davis, DMC, Eagle, EARNEST Partners, Essex, Federated Clover, Harris, Insight Capital, J.P. Morgan, Loomis Sayles, MFS, NFJ, NTI, Pyramis, Rainier, Sands Capital, Systematic, T. Rowe Price, The Boston Company, Turner, Victory, Waddell & Reed, Wellington Management, Western Asset and Western Asset Limited have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

The following information replaces the information for Cooke & Bieler found beginning on page B-118 in the section titled Appendix B—Proxy Voting Policies:

Allianz Global Investors Of America L.P.

Proxy Voting Policy and Procedures

NFJ Investment Group LLC Version

Version 1.3—Effective August 1, 2003

Revised December 31, 2007

Allianz Global Investors Of America L.P.

Proxy Voting Policy and Procedures

NFJ Investment Group LLC Version

General Policy

NFJ Investment Group LLC (“NFJ”) votes proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. This policy is designed and implemented in a manner reasonable expected to ensure that voting rights are exercised in the best interest of NFJ’s clients and in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940, other applicable rules of the Securities and Exchange Commission and NFJ’s fiduciary obligations. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby NFJ has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services. These include:

•	Exercising responsibility for voting decisions;

•	Resolving conflicts of interest;

•	Making appropriate disclosures to clients;

•	Creating and maintaining appropriate records;

•	Providing clients access to voting records; and

•	Outsourcing the proxy voting administrative process.

Responsibility for Voting Decisions

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of NFJ’s senior management to ensure that voting decisions are organized and conducted in accordance with portfolio objectives and any applicable legal requirements. In order to ensure that this obligation is carried out, the senior management of NFJ has designated a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”). The Proxy Committee is comprised of NFJ professionals as provided for in the charter of the Proxy Committee. The Proxy Committee shall have the responsibility for oversight of the proxy voting process for all NFJ clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. To the extent a client instructs NFJ to direct voting on a particular issue, the Proxy Committee shall evaluate such request on a case-by-case basis.

The Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

•

Establish NFJ’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties.

•	To the extent the proxy guidelines do not cover potential proxy voting issues, discuss and determine the process for determining how to vote such issues.

•

Develop a process for the resolution of voting issues that require a case-by-case analysis or involve a conflict of interest (including the involvement of the appropriate investment professionals as necessary) and monitor such process.

•	Vote or engage a third party service provider to vote proxies in accordance with NFJ’s guidelines.

•

Document, in the form of a report, the resolution of any conflicts of interest between NFJ and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients.

•	Approve and monitor the outsourcing of voting obligations to third-parties.

•	Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote

When an investment management or client relationship is established, the obligation of NFJ to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities. To the extent a client wishes to retain voting authority, the client specifically must do so in writing.

Voting Proxies

Written Proxy Voting Guidelines

NFJ shall establish general voting guidelines for recurring proposals (“Voting Guidelines”). (See Appendix No. 1 for reference.) The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances. The Proxy Committee or its delegate (typically, an investment professional on the Proxy Committee) shall review the Voting Guidelines periodically. In addition, the Proxy Committee or its delegate (typically, an investment professional on the applicable strategy team) may make the determination regarding how to vote a proxy on a case-by-case basis.

Abstention from Voting Proxies

NFJ may abstain or refrain from voting a client proxy on behalf of its clients’ accounts under certain circumstances. These include:

•	When the economic effect on shareholder’s interests or the value of the portfolio holding is indeterminable or insignificant;

•	When voting the proxy would unduly impair the investment management process; or

•	When the cost of voting the proxies outweighs the benefits or is otherwise impractical.

Logistical Considerations

NFJ may refrain from voting a proxy due to logistical or other considerations that may have a detrimental effect on NFJ’s ability to vote such a proxy. These issues may include, but are not limited to: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on foreigner’s ability to exercise votes, (5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (e.g. share blocking) or (6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Securities on Loan

Registered investment companies that are advised or sub-advised by NFJ as well as certain other advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NFJ believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client. NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NFJ will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities.

Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. NFJ may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Resolving Conflicts of Interest

NFJ may have conflicts that can affect how it votes its clients’ proxies. For example, NFJ may advise a pension plan whose management is sponsoring a proxy proposal. NFJ’s clients that exercise voting rights themselves may also have conflicting views with NFJ on the appropriate manner of exercising shareholder voting rights in general or in specific circumstances. Regardless, votes shall only be cast in the best economic interests of clients in a manner intended to enhance the economic value of the underlying portfolio securities. NFJ shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client. The Proxy Committee is responsible for addressing how NFJ resolves material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

NFJ shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement. The delivery of this statement can be made in Part II of Form ADV or under separate cover.

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law, NFJ will keep the following records:

•	Copies of NFJ’s Proxy Voting Policy and Procedures;

•	Copies or records of each proxy statement received with respect to clients’ securities for whom NFJ exercises voting authority; records of votes cast on behalf of clients;

•	Records of each vote cast as well as certain records pertaining to NFJ’s decision on the vote;

•	Records of written client requests for proxy voting information; and

•	Records of written responses from NFJ to either written or oral client request regarding proxy voting.

Retention of Records

Records are kept for at least six years following the date that the vote was cast. NFJ may maintain the records electronically. Third-party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of NFJ have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds advised or sub-advised by NFJ shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing the Proxy Voting Process

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to NFJ may offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

The following information replaces the information for Cooke & Bieler found beginning on page B-301 in the section titled Appendix C—Additional Portfolio Manager Information:

NFJ Investment Group LLC

The portfolio managers of the Mid-Cap Value Fund are Thomas W. Oliver, Ben J. Fischer and Jeffrey S. Partenheimer.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Thomas W. Oliver
Registered investment companies**	17	$10,463,697,383.05	0	$0
Other pooled investment vehicles	1	$7,609,716.68	0	$0
Other accounts	46	$8,849,094,582.66	0	$0

Ben J. Fischer
Registered investment companies**	20	$11,885,896,288.47	0	$0
Other pooled investment vehicles	3	$90,004,777.90	0	$0
Other accounts	56	$9,584,112,702.29	0	$0

Jeffrey S. Partenheimer
Registered investment companies**	12	$8,396,008,159.36	0	$0
Other pooled investment vehicles	1	$7,609,716.68	0	$0
Other accounts	39	$6,922,245,644.30	0	$0

*	The information provided is as of February 28, 2010.
**	Does not include the Mid-Cap Value Fund.

Ownership of Securities:

As of February 28, 2010, the portfolio managers did not own any shares of the Mid-Cap Value Fund.

Conflicts of Interest:

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of a fund as well as other accounts, NFJ’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may allocate unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his or her own account prior to placing an order for a fund or other clients. NFJ’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the funds.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Compensation:

NFJ believes that competitive compensation is essential to retaining top industry talent. With that in mind, the firm continually reevaluates its compensation policies against industry benchmarks. Its goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable performance, as measured by industry benchmarks.

NFJ’s compensation policy features both short-term and long-term components. Compensation is aligned to customer interests through individual performance and the success of the firm.

Short-term Incentive Components

The firm offers competitive base salaries and a variable bonus. Additionally investment persons may participate in a revenue sharing vehicle which is in part affected by the performance of the investment styles. Typically, an investment professional’s compensation is comprised of a base salary and a bonus and may or may not include a long-term compensation component.

Long-term Incentive Plan

A Long-term Incentive Plan provides rewards to certain key staff and executives of NJF and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan provides awards that are based on the firm’s operating earnings growth. The Plan provides a link between longer-term company performance and participant pay, further motivating participants to make a long-term commitment to the firm’s success.

Equity Ownership

Effective January 2010, Allianz Global Investors introduced an equity ownership plan for key employees of NFJ. NFJ believes this plan is important in retaining and recruiting key investment professionals, as well as providing ongoing incentives for employees.

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SAI B3001M-09-06